Exhibit 99.1


--------------------------------------------------------------------------------
Morgan Stanley                                                      May 19, 2004
Securitized Products Group

                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------





                             Computational Materials




                                  $323,495,000
                                  Approximately



                        Morgan Stanley ABS Capital I Inc.
                                 Series 2004-NC5





                       Mortgage Pass-Through Certificates






--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                      May 19, 2004
Securitized Products Group

                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------



                           Approximately $323,495,000
               Morgan Stanley ABS Capital I Inc., Series 2004-NC5

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                           Countrywide Home Loans Inc.
                                    Servicer

                             Transaction Highlights
                             ----------------------


------------------------------------------------------------------------------------------------------------
                                                                                                  Modified
                                                                                Avg Life to     Duration To
 Offered                                              Expected Ratings            Call/            Call/
 Classes        Description        Balance(4)        (S&P/Fitch/Moody's)         Mty(1)(2)      Mty(1)(2)(3)
------------------------------------------------------------------------------------------------------------
   A-1          Not Offered           385,960,000                  *****Not Offered*****
   A-2            Floater              70,000,000         AAA/AAA/Aaa         2.78 / 3.05      2.71 / 2.95
   A-3            Floater             104,500,000         AAA/AAA/Aaa         1.70 / 1.70      1.68 / 1.68
   A-4            Floater              28,337,000         AAA/AAA/Aaa         6.79 / 8.05      6.47 / 7.53
   M-1            Floater              45,292,000          AA/AA/Aa2          5.32 / 5.86      5.10 / 5.56
   M-2            Floater              38,045,000           A/A/A2            5.29 / 5.77      4.96 / 5.36
   M-3            Floater              10,870,000          A-/A-/A3           5.28 / 5.68      4.91 / 5.23
   B-1            Floater              10,870,000       BBB+/BBB+/Baa1        5.28 / 5.60      4.82 / 5.07
   B-2            Floater               9,058,000        BBB/BBB/Baa2         5.28 / 5.47      4.77 / 4.92
   B-3            Floater               6,523,000       BBB-/BBB-/Baa3        5.25 / 5.28      4.53 / 4.55
   B-4          Not Offered             7,972,000                  *****Not Offered*****
------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
 Offered          Payment Window To Call/                Initial
 Classes                 Mty(1)(2)                  Subordination Level      Benchmark
-----------------------------------------------------------------------------------------
   A-1                                *****Not Offered*****
   A-2          07/04 - 06/12 / 07/04 - 12/21             18.75%            1 Mo. LIBOR
   A-3          07/04 - 02/09 / 07/04 - 02/09             18.75%            1 Mo. LIBOR
   A-4          02/09 - 06/12 / 02/09 - 12/21             18.75%            1 Mo. LIBOR
   M-1          09/07 - 06/12 / 09/07 - 12/18             12.50%            1 Mo. LIBOR
   M-2          08/07 - 06/12 / 08/07 - 09/17              7.25%            1 Mo. LIBOR
   M-3          07/07 - 06/12 / 07/07 - 12/15              5.75%            1 Mo. LIBOR
   B-1          07/07 - 06/12 / 07/07 - 03/15              4.25%            1 Mo. LIBOR
   B-2          07/07 - 06/12 / 07/07 - 03/14              3.00%            1 Mo. LIBOR
   B-3          07/07 - 06/12 / 07/07 - 01/13              2.10%            1 Mo. LIBOR
   B-4                                *****Not Offered*****
-----------------------------------------------------------------------------------------


Notes:      (1)  Certificates are priced to the 10% optional clean-up call.
-----       (2)  Based on the pricing prepayment speed. See details below.
            (3)  Assumes pricing at par.
            (4)  Bond sizes subject to a variance of plus or minus 5%.



Issuer:                        Morgan Stanley ABS Capital I Inc. Trust 2004-NC5.

Depositor:                     Morgan Stanley ABS Capital I Inc.

Originator:                    NC Capital Corporation.

Servicer:                      Countrywide Home Loans Inc.

Trustee:                       Deutsche Bank National Trust Company.

Managers:                      Morgan Stanley (lead manager), Countrywide
                               Securities Corporation and Utendahl Capital
                               Partners, L.P.

Rating Agencies:               Standard & Poor's, Fitch Ratings and Moody's
                               Investors Service.

Offered Certificates:          The Class A-2, A-3, A-4, M-1, M-2, M-3, B-1, B-2
                               and B-3 Certificates.

Class A Certificates:          The Class A-1, A-2, A-3 and A-4 Certificates.

Group II Class A Certificates: The Class A-2, Class A-3 and Class A-4
                               Certificates.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

Group II Class A Sequential    The Class A-3 and Class A-4 Certificates.
Certificates:

Class A Certificate Group:     The Class A-1 Certificates and Group II Class A
                               Certificates, as applicable.

Expected Closing Date:         June 30, 2004 through DTC and Euroclear or
                               Clearstream. The Certificates will be sold without accrued interest.

Cut-off Date:                  June 1, 2004

Distribution Dates:            The 25th of each month, or if such day is not a
                               business day, on the next business day, beginning
                               July 25, 2004.

Final Scheduled                The Distribution Date occurring in May 2034.
Distribution Date:

Due Period:                    For any Distribution Date, the calendar month
                               preceding the month in which that Distribution
                               Date occurs.

Prepayment Period:             For any  Distribution  Date, the calendar  month
                               preceding the month in which that Distribution
                               Date occurs.

Interest Accrual Period:       The interest accrual period for the Offered
                               Certificates with respect to any Distribution
                               Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current
                               Distribution Date (on an actual/360 day count basis).

Mortgage Loans:                The Trust will consist of two groups of
                               adjustable and fixed rate sub-prime residential, first-lien mortgage loans.

Group I Mortgage Loans:        Approximately $475.0 million of Mortgage Loans
                               with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage Loans:       Approximately $249.6 million of Mortgage Loans
                               that predominantly have original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment Speed:      o     Fixed Rate Mortgage Loans: CPR starting
                               at approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at 23%
                               CPR thereafter
                               o     ARM Mortgage Loans: 25% CPR

Credit Enhancement:            The Offered Certificates are credit enhanced by:
                               1)  Net monthly excess cashflow from the Mortgage
                                   Loans,
                               2)  1.00% overcollateralization (funded upfront).
                                   On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, provided, however, that if, on any distribution date, a Delinquency Trigger Event exists, the required overcollateralization will not be reduced to
                                   the applicable percentage of the then Stated
                                   Principal Balance of the mortgage loans but
                                   instead remain the same as the prior period's required overcollateralization until the distribution date on which a Delinquency Trigger Event no longer exists; provided, further, that if, on any distribution date, a Cumulative Loss Trigger Event exists, the required overcollateralization will be an amount equal to 1.25% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date until the distribution date on which a Cumulative Loss Trigger Event no longer exists, and
                               3)  Subordination of distributions on the more
                                   subordinate classes of certificates (if
                                   applicable) to the required distributions on
                                   the more senior classes of certificates.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

Senior Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the aggregate
                               Certificate Principal Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

                               The later to occur of:
                               (x) The earlier of:
                                   (a)  The Distribution Date occurring in July
                                        2007; and
                                   (b)  The Distribution Date on which the
                                        aggregate balance of the Class A
                                        Certificates is reduced to zero; and
                               (y) The first Distribution Date on which the
                                   Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the Step-down Date: applicable Distribution Date) is greater than or equal to approximately 37.50%.

Trigger Event:                 Either a Delinquency Trigger Event or a
                               Cumulative Loss Trigger Event.

Delinquency Trigger Event:     A Delinquency Trigger Event is in effect on any
                               Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement
                               Percentage. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss Trigger Event: A Cumulative Loss Trigger Event is in effect on any Distribution Date if the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                               Months 37- 48   [3.00] for the first month, plus
                                               an additional 1/12th of [1.50]
                                               for each month thereafter (e.g.,
                                               [3.750] in Month 43)
                               Months 49- 60   [4.50] for the first month, plus
                                               an additional 1/12th of [1.25]
                                               for each month thereafter (e.g.,
                                               [5.125] in Month 55)
                               Months 61- 72   [5.75] for the first month, plus
                                               an additional 1/12th of [0.50]
                                               for each month thereafter (e.g.,
                                               [6.00] in Month 67)
                               Months 73- thereafter        [6.25]


Initial Subordination          Class A:             18.75%
Percentage:                    Class M-1:           12.50%
                               Class M-2:            7.25%
                               Class M-3:            5.75%
                               Class B-1:            4.25%
                               Class B-2:            3.00%
                               Class B-3:            2.10%
                               Class B-4:            1.00%

Optional Clean-up Call:        When the current aggregate principal balance of
                               the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date.

Step-up Coupons:               For all Offered Certificates the coupon will
                               increase after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A
                               Certificates and by 1.5x on all other
                               Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

Class A-1 Pass-Through Rate:   The Class A-1 Certificates will accrue interest
                               at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable), (ii) the Loan
                               Group I Cap and (iii) the WAC Cap.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class A-2, A-3 and A-4         The Class A-2, A-3 and A-4 Certificates will
Pass-Through Rate:             accrue interest at a variable rate equal to the
                               least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the
                               Loan Group II Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate:   The Class M-1 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

Class M-2 Pass-Through Rate:   The Class M-2 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

Class M-3 Pass-Through Rate:   The Class M-3 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

Class B-1 Pass-Through Rate:   The Class B-1 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

Class B-2 Pass-Through Rate:   The Class B-2 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

Class B-3 Pass-Through Rate:   The Class B-3 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

Class B-4 Pass-Through Rate:   The Class B-4 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

WAC Cap: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:              As to any Distribution Date, a per annum rate
                               equal to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and
                               (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group II Cap:             As to any Distribution Date, a per annum rate
                               equal to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and
                               (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Class A-1 Basis Risk Carry     As to any Distribution Date, the supplemental
Forward Amount:                interest amount for the Class A-1 Certificates
                               will equal the sum of:
                               (i)   The excess, if any, of interest that would
                                     otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                               (ii)  Any Class A-1 Basis Risk Carry Forward
                                     Amount remaining unpaid from prior
                                     Distribution Dates; and
                               (iii) Interest on the amount in clause (ii) at
                                     the related Class A-1 Pass-Through Rate
                                     (without regard to the Loan Group I Cap or
                                     WAC Cap).



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class A-2, A-3 and A-4 Basis   As to any Distribution Date, the supplemental
Risk Carry Forward Amount:     interest amount for each of the Class A-2, A-3
                               and  A-4 Certificates will equal the sum of:
                               (i)    The excess, if any, of interest that would
                                      otherwise be due on such Certificates at the Class A-2, A-3 and A-4 Pass-Through Rates (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
                               (ii)   Any Class A-2, A-3 and A-4 Basis Risk
                                      Carry Forward Amount remaining unpaid from prior Distribution Dates; and
                               (iii)  Interest on the amount in clause (ii) at
                                      the related Class A-2, A-3 and A-4
                                      Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class M-1, M-2, M-3,           As to any Distribution Date, the supplemental
B-1, B-2, B-3 and B-4 Basis    interest amount for each of the Class M-1, M-2,
Risk Carry Forward Amounts:    M-3,  B-1, B-2, B-3 and B-4 Certificates will
                               equal the sum of:
                               (i)    The excess, if any, of interest that would
                                      otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
                               (ii)   Any Basis Risk Carry Forward Amount for
                                      such class remaining unpaid for such
                                      Certificate from prior Distribution Dates;
                                      and
                               (iii)  Interest on the amount in clause (ii) at
                                      the Certificates' applicable Pass-Through
                                      Rate (without regard to the WAC Cap).

Interest Distributions on      On each Distribution Date and after payments of
Offered Certificates:          servicing and trustee fees and other expenses,
                               interest distributions from the Interest
                               Remittance Amount will be allocated as follows:
                               (i)    The portion of the Interest Remittance
                                      Amount attributable to the Group I
                                      Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, pro rata to the Group II Class A Certificates;

                               (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Group II Class A Certificates and second, to the Class A-1 Certificates;
                               (iii) To the Class M-1 Certificates, its Accrued Certificate Interest;
                               (iv) To the Class M-2 Certificates, its Accrued Certificate Interest;
                               (v) To the Class M-3 Certificates, its Accrued Certificate Interest;
                               (vi) To the Class B-1 Certificates, its Accrued Certificate Interest;
                               (vii) To the Class B-2 Certificates, its Accrued Certificate Interest;
                               (viii) To the Class B-3 Certificates, its Accrued
                                      Certificate Interest; and
                               (ix) To the Class B-4 Certificates, its Accrued Certificate Interest.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

Principal Distributions on     On each Distribution Date (a) prior to the
Offered Certificates:          Stepdown Date or (b) on which a Trigger Event
                               is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:
                               (i)    to the Class A Certificates, allocated
                                      between the Class A Certificates as
                                      described below, until the Certificate
                                      Principal Balances thereof have been
                                      reduced to zero;
                               (ii)   to the Class M-1 Certificates, until the
                                      Certificate Principal Balance thereof has been reduced to zero;
                               (iii)  to the Class M-2 Certificates, until the
                                      Certificate Principal Balance thereof has been reduced to zero;
                               (iv)   to the Class M-3 Certificates, until the
                                      Certificate Principal Balance thereof has been reduced to zero;
                               (v)    to the Class B-1 Certificates, until the
                                      Certificate Principal Balance thereof has been reduced to zero;
                               (vi)   to the Class B-2 Certificates, until the
                                      Certificate Principal Balance thereof has been reduced to zero;
                               (vii)  to the Class B-3 Certificates, until the
                                      Certificate Principal Balance thereof has been reduced to zero, and
                               (viii) to the Class B-4 Certificates, until the
                                      Certificate Principal Balance thereof has been reduced to zero.

                               On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                               (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                               (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                               (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                               (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                               (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                               (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                               (vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
                               (viii) to the Class B-4 Certificates, the lesser
                                      of the remaining Principal Distribution
                                      Amount and the Class B-4 Principal
                                      Distribution Amount, until the Certificate
                                      Principal Balance thereof has been reduced to zero.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class A Principal Allocation:  Except as described below, the Class A-3 and
                               Class A-4 Certificates will receive principal sequentially, and the Class A-4 Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-3 Certificates has been reduced to zero.

                               All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Class A-1 Certificates, on the one hand, and the Group II Class A Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the Class A-1 Certificates and the Group II Class A Certificates, as applicable.

                               However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                               Any principal distributions allocated to the Group II Class A Certificates are required to be distributed pro rata between the Class A-2 Certificates and the Group II Class A Sequential Certificates. Principal distributions to the Group II Class A Sequential Certificates will be allocated first to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero.

                               Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata between the Class A-2, Class A-3 and Class A-4 Certificates.

Group II Class A               Beginning on the first Distribution Date, and for
Interest Rate Cap:             a period of 35 months thereafter, an Interest
                               Rate Cap will be entered into by the Trust for the benefit of the Group II Class A Certificates.

                               For its duration, the Group II Class A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and
                               (ii) the Group II Class A Interest Rate Cap
                               Notional Balance ("the Group II Class A Interest Rate Cap Payment") as described on the schedule herein.

Group II Class A Interest      The Group II Class A Interest Rate Cap Payment
Rate  Cap Payment Allocation:  shall be available to pay any Basis Risk Carry
                               Forward Amount due to the Class A-2, A-3 and A-4
                               Certificates on a pro rata basis.

Class M Interest Rate Cap:     Beginning on the first Distribution Date, and for
                               a period of 38 months thereafter, an Interest
                               Rate Cap will be entered into by the Trust for the benefit of the Class M Certificates.

                               For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest Rate Cap      The Class M Interest Rate Cap Payment shall be
Payment Allocation:            available to pay any Basis Risk Carry Forward
                               Amount due to the Class M-1, Class M-2 and Class
                               M-3 Certificates on a pro rata basis.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class B Interest Rate Cap:     Beginning on the first Distribution Date, and for
                               a period of 38 months thereafter, an Interest
                               Rate Cap will be entered into by the Trust for the benefit of the Class B Certificates.

                               For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest Rate Cap      The Class B Interest Rate Cap Payment shall be
Payment Allocation:            available to pay any Basis Risk Carry Forward
                               Amount due to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates on a pro rata basis.

Allocation of Net Monthly      For any Distribution Date, any Net Monthly Excess
Excess Cashflow:                Cashflow shall be paid as follows:
                               (i)     to the Class M-1 Certificates, the unpaid
                                       interest shortfall amount;
                               (ii)    to the Class M-1 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;
                               (iii)   to the Class M-2 Certificates, the unpaid
                                       interest shortfall amount;
                               (iv)    to the Class M-2 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;
                               (v)     to the Class M-3 Certificates, the unpaid
                                       interest shortfall amount;
                               (vi)    to the Class M-3 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;
                               (vii)   to the Class B-1 Certificates, the unpaid
                                       interest shortfall amount;
                               (viii)  to the Class B-1 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;
                               (ix)    to the Class B-2 Certificates, the unpaid
                                       interest shortfall amount;
                               (x)     to the Class B-2 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;
                               (xi)    to the Class B-3 Certificates, the unpaid
                                       interest shortfall amount;
                               (xii)   to the Class B-3 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;
                               (xiii)  to the Class B-4 Certificates, the unpaid
                                       interest shortfall amount;
                               (xiv)   to the Class B-4 Certificates, the
                                       allocated unreimbursed realized loss
                                       amount;
                               (xv)    concurrently, any Class A-1 Basis Risk
                                       Carry Forward Amount to the Class A-1
                                       Certificates, and any Group II Class A
                                       Basis Risk Carry Forward Amount to the
                                       Group II Class A Certificates; and
                               (xvi)   sequentially, to Classes M-1, M-2, M-3,
                                       B-1, B-2, B-3 and B-4 Certificates, in
                                       such order, any Basis Risk Carry Forward
                                       Amount for such classes.

Interest Remittance Amount:    For any Distribution Date, the portion of
                               available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate Interest:  For any Distribution Date and each class of
                               Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state law allocated to such class.

Principal Distribution Amount: On any Distribution Date, the sum of (i) the
                               Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution   On any Distribution Date, the excess of (i) the
Amount:                        aggregate principal remittance amount over (ii)
                               the Excess Subordinated Amount, if any.

Net Monthly Excess Cashflow:   For any Distribution Date is the amount of funds
                               available for distribution on such Distribution
                               Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal Distribution   For any Distribution Date, the lesser of (i) the
Amount:                        excess of (x) interest collected or advanced with
                               respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                               Distribution Date.

Excess Subordinated Amount:    For any Distribution Date, means the excess, if
                               any of (i) the overcollateralization and (ii) the required overcollateralization for such
                               Distribution Date.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class A Principal Allocation   For any Distribution Date, the percentage
Percentage:                    equivalent of a fraction, determined as follows:
                               (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution
                               Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and
                               (ii) in the case of the Group II Class A
                               Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II
                               Mortgage Loans and the denominator of which is
                               (y) the principal remittance amount for such Distribution Date.

Class A Principal              For any Distribution Date, an amount equal to the
Distribution Amount:           excess of (x) the aggregate Certificate Principal
                               Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                               62.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                               Loans as of the last day of the related Due
                               Period over $3,623,369.

Class M-1 Principal            For any Distribution Date, an amount equal to the
Distribution Amount:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,623,369.

Class M-2 Principal            For any Distribution Date, an amount equal to the
Distribution Amount:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,623,369.

Class M-3 Principal            For any Distribution Date, an amount equal to the
Distribution Amount:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,623,369.

Class B-1 Principal            For any Distribution Date, an amount equal to the
Distribution Amount:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date), (iv) the
                               Certificate Principal Balance of the Class M-3
                               Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                               Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-1
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,623,369.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class B-2 Principal            For any Distribution Date, an amount equal to the
Distribution Amount:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date), (iv) the
                               Certificate Principal Balance of the Class M-3
                               Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                               Amount on such Distribution Date), (v) the
                               Certificate Principal Balance of the Class B-1
                               Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                               Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,623,369.

Class B-3 Principal            For any Distribution Date, an amount equal to the
Distribution Amount:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date), (iv) the
                               Certificate Principal Balance of the Class M-3
                               Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                               Amount on such Distribution Date), (v) the
                               Certificate Principal Balance of the Class B-1
                               Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                               Amount on such Distribution Date), (vi) the
                               Certificate Principal Balance of the Class B-2
                               Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                               Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class B-3
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,623,369.

Class B-4 Principal            For any Distribution Date, an amount equal to the
Distribution Amount:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date), (iv) the
                               Certificate Principal Balance of the Class M-3
                               Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                               Amount on such Distribution Date), (v) the
                               Certificate Principal Balance of the Class B-1
                               Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                               Amount on such Distribution Date), (vi) the
                               Certificate Principal Balance of the Class B-2
                               Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                               Amount on such Distribution Date), (vii) the
                               Certificate Principal Balance of the Class B-3
                               Certificates (after taking into account the payment of the Class B-3 Principal Distribution
                               Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class B-4
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 98.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,623,369.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

Trust Tax Status:              REMIC.

ERISA Eligibility:             Subject to the considerations in the Prospectus,
                               all Offered Certificates are ERISA eligible.

SMMEA Eligibility:             It is anticipated  that the Class A-2, Class A-3,
                               Class A-4 and Class M-1 Certificates will be
                               SMMEA eligible.

Prospectus:                    The Class A-2, Class A-3, Class A-4, Class M-1,
                               Class M-2, Class M-3, Class B-1, Class B-2 and
                               Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                               Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                               PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.





The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL


----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60           75            100           125           150           175
----------------------------------------------------------------------------------------------------------------------------------
 A-2   WAL (yrs)                     5.37          4.57         3.72          2.78          2.14          1.65          1.27
       First Payment Date          7/25/2004    7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004
       Expected Final Maturity     8/25/2019    7/25/2017     2/25/2015     6/25/2012     9/25/2010     7/25/2009     9/25/2008
       Window                       1 - 182      1 - 157       1 - 128       1 - 96        1 - 75        1 - 61        1 - 51
----------------------------------------------------------------------------------------------------------------------------------
 A-3   WAL (yrs)                     3.30          2.80         2.27          1.70          1.30          1.07          0.91
       First Payment Date          7/25/2004    7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004
       Expected Final Maturity     7/25/2013    2/25/2012     9/25/2010     2/25/2009     5/25/2007    11/25/2006     6/25/2006
       Window                       1 - 109       1 - 92       1 - 75        1 - 56        1 - 35        1 - 29        1 - 24
----------------------------------------------------------------------------------------------------------------------------------
 A-4   WAL (yrs)                     12.97        11.13         9.05          6.79          5.27          3.78          2.62
       First Payment Date          7/25/2013    2/25/2012     9/25/2010     2/25/2009     5/25/2007    11/25/2006     6/25/2006
       Expected Final Maturity     8/25/2019    7/25/2017     2/25/2015     6/25/2012     9/25/2010     7/25/2009     9/25/2008
       Window                      109 - 182     92 - 157     75 - 128       56 - 96       35 - 75       29 - 61       24 - 51
----------------------------------------------------------------------------------------------------------------------------------
 M-1   WAL                           10.14         8.65         7.00          5.32          4.55          4.43          4.24
       First Payment Date          6/25/2009    8/25/2008    11/25/2007     9/25/2007    12/25/2007     4/25/2008     9/25/2008
       Expected Final Maturity     8/25/2019    7/25/2017     2/25/2015     6/25/2012     9/25/2010     7/25/2009     9/25/2008
       Window                      60 - 182      50 - 157     41 - 128       39 - 96       42 - 75       46 - 61       51 - 51
----------------------------------------------------------------------------------------------------------------------------------
 M-2   WAL                           10.14         8.65         7.00          5.29          4.41          4.02          3.97
       First Payment Date          6/25/2009    8/25/2008    11/25/2007     8/25/2007     9/25/2007    11/25/2007     1/25/2008
       Expected Final Maturity     8/25/2019    7/25/2017     2/25/2015     6/25/2012     9/25/2010     7/25/2009     9/25/2008
       Window                      60 - 182      50 - 157     41 - 128       38 - 96       39 - 75       41 - 61       43 - 51
----------------------------------------------------------------------------------------------------------------------------------
 M-3   WAL                           10.14         8.65         7.00          5.28          4.36          3.88          3.68
       First Payment Date          6/25/2009    8/25/2008    11/25/2007     7/25/2007     9/25/2007    10/25/2007    11/25/2007
       Expected Final Maturity     8/25/2019    7/25/2017     2/25/2015     6/25/2012     9/25/2010     7/25/2009     9/25/2008
       Window                      60 - 182      50 - 157     41 - 128       37 - 96       39 - 75       40 - 61       41 - 51
----------------------------------------------------------------------------------------------------------------------------------
 B-1   WAL                           10.14         8.65         7.00          5.28          4.33          3.83          3.59
       First Payment Date          6/25/2009    8/25/2008    11/25/2007     7/25/2007     8/25/2007     9/25/2007    10/25/2007
       Expected Final Maturity     8/25/2019    7/25/2017     2/25/2015     6/25/2012     9/25/2010     7/25/2009     9/25/2008
       Window                      60 - 182      50 - 157     41 - 128       37 - 96       38 - 75       39 - 61       40 - 51
----------------------------------------------------------------------------------------------------------------------------------
 B-2   WAL                           10.14         8.65         7.00          5.28          4.33          3.79          3.52
       First Payment Date          6/25/2009    8/25/2008    11/25/2007     7/25/2007     7/25/2007     8/25/2007     9/25/2007
       Expected Final Maturity     8/25/2019    7/25/2017     2/25/2015     6/25/2012     9/25/2010     7/25/2009     9/25/2008
       Window                      60 - 182      50 - 157     41 - 128       37 - 96       37 - 75       38 - 61       39 - 51
----------------------------------------------------------------------------------------------------------------------------------
 B-3   WAL                           10.10         8.60         6.97          5.25          4.28          3.76          3.45
       First Payment Date          6/25/2009    8/25/2008    11/25/2007     7/25/2007     7/25/2007     8/25/2007     8/25/2007
       Expected Final Maturity     8/25/2019    7/25/2017     2/25/2015     6/25/2012     9/25/2010     7/25/2009     9/25/2008
       Window                      60 - 182      50 - 157     41 - 128       37 - 96       37 - 75       38 - 61       38 - 51
----------------------------------------------------------------------------------------------------------------------------------



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY


-----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60            75            100           125           150           175
-----------------------------------------------------------------------------------------------------------------------------------
 A-2   WAL (yrs)                     5.75          4.94          4.04          3.05          2.37          1.84          1.36
       First Payment Date          7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004
       Expected Final Maturity    10/25/2031     1/25/2030    11/25/2026    12/25/2021     6/25/2018    11/25/2015    12/25/2013
       Window                       1 - 328       1 - 307       1 - 269       1 - 210       1 - 168       1 - 137       1 - 114
-----------------------------------------------------------------------------------------------------------------------------------
 A-3   WAL (yrs)                     3.30          2.80          2.27          1.70          1.30          1.07          0.91
       First Payment Date          7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004
       Expected Final Maturity     7/25/2013     2/25/2012     9/25/2010     2/25/2009     5/25/2007    11/25/2006     6/25/2006
       Window                       1 - 109       1 - 92        1 - 75        1 - 56        1 - 35        1 - 29        1 - 24
-----------------------------------------------------------------------------------------------------------------------------------
 A-4   WAL (yrs)                     14.78         12.85         10.60         8.05          6.32          4.68          3.02
       First Payment Date          7/25/2013     2/25/2012     9/25/2010     2/25/2009     5/25/2007    11/25/2006     6/25/2006
       Expected Final Maturity    10/25/2031     1/25/2030    11/25/2026    12/25/2021     6/25/2018    11/25/2015    12/25/2013
       Window                      109 - 328     92 - 307      75 - 269      56 - 210      35 - 168      29 - 137      24 - 114
-----------------------------------------------------------------------------------------------------------------------------------
 M-1   WAL                           11.02         9.46          7.70          5.86          4.99          4.79          5.56
       First Payment Date          6/25/2009     8/25/2008    11/25/2007     9/25/2007    12/25/2007     4/25/2008    10/25/2008
       Expected Final Maturity     3/25/2029    10/25/2026     5/25/2023    12/25/2018    12/25/2015    10/25/2013     3/25/2012
       Window                      60 - 297      50 - 268      41 - 227      39 - 174      42 - 138      46 - 112       52 - 93
-----------------------------------------------------------------------------------------------------------------------------------
 M-2   WAL                           10.94         9.37          7.63          5.77          4.80          4.33          4.23
       First Payment Date          6/25/2009     8/25/2008    11/25/2007     8/25/2007     9/25/2007    11/25/2007     1/25/2008
       Expected Final Maturity     9/25/2027     3/25/2025    10/25/2021     9/25/2017    11/25/2014    12/25/2012     7/25/2011
       Window                      60 - 279      50 - 249      41 - 208      38 - 159      39 - 125      41 - 102       43 - 85
-----------------------------------------------------------------------------------------------------------------------------------
 M-3   WAL                           10.82         9.26          7.52          5.68          4.68          4.14          3.89
       First Payment Date          6/25/2009     8/25/2008    11/25/2007     7/25/2007     9/25/2007    10/25/2007    11/25/2007
       Expected Final Maturity     5/25/2025    10/25/2022     8/25/2019    12/25/2015     7/25/2013    10/25/2011     7/25/2010
       Window                      60 - 251      50 - 220      41 - 182      37 - 138      39 - 109       40 - 88       41 - 73
-----------------------------------------------------------------------------------------------------------------------------------
 B-1   WAL                           10.70         9.14          7.42          5.60          4.59          4.04          3.76
       First Payment Date          6/25/2009     8/25/2008    11/25/2007     7/25/2007     8/25/2007     9/25/2007    10/25/2007
       Expected Final Maturity     3/25/2024     9/25/2021     8/25/2018     3/25/2015    11/25/2012     4/25/2011     2/25/2010
       Window                      60 - 237      50 - 207      41 - 170      37 - 129      38 - 101       39 - 82       40 - 68
-----------------------------------------------------------------------------------------------------------------------------------
 B-2   WAL                           10.50         8.95          7.26          5.47          4.49          3.92          3.62
       First Payment Date          6/25/2009     8/25/2008    11/25/2007     7/25/2007     7/25/2007     8/25/2007     9/25/2007
       Expected Final Maturity     8/25/2022     3/25/2020     5/25/2017     3/25/2014     2/25/2012     9/25/2010     8/25/2009
       Window                      60 - 218      50 - 189      41 - 155      37 - 117       37 - 92       38 - 75       39 - 62
-----------------------------------------------------------------------------------------------------------------------------------
 B-3   WAL                           10.16         8.65          7.01          5.28          4.31          3.78          3.46
       First Payment Date          6/25/2009     8/25/2008    11/25/2007     7/25/2007     7/25/2007     8/25/2007     8/25/2007
       Expected Final Maturity     9/25/2020     6/25/2018    11/25/2015     1/25/2013     3/25/2011    12/25/2009     1/25/2009
       Window                      60 - 195      50 - 168      41 - 137      37 - 103       37 - 81       38 - 66       38 - 55
-----------------------------------------------------------------------------------------------------------------------------------



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

--------------------------------------------------------------------------------
       CPR (%)                          20              25              30
--------------------------------------------------------------------------------
 A-2   WAL (yrs)                       3.24            2.54            2.01
       First Payment Date            7/25/2004       7/25/2004       7/25/2004
       Expected Final Maturity       2/25/2014       2/25/2012       9/25/2010
       Window                         1 - 116         1 - 92          1 - 75
--------------------------------------------------------------------------------
 A-3   WAL (yrs)                       1.93            1.49            1.18
       First Payment Date            7/25/2004       7/25/2004       7/25/2004
       Expected Final Maturity      11/25/2009      10/25/2008       4/25/2007
       Window                         1 - 65          1 - 52          1 - 34
--------------------------------------------------------------------------------
 A-4   WAL (yrs)                       8.08            6.39            5.07
       First Payment Date           11/25/2009      10/25/2008       4/25/2007
       Expected Final Maturity       2/25/2014       2/25/2012       9/25/2010
       Window                        65 - 116         52 - 92         34 - 75
--------------------------------------------------------------------------------
 M-1   WAL                             6.31            5.14            4.57
       First Payment Date            7/25/2007      10/25/2007       1/25/2008
       Expected Final Maturity       2/25/2014       2/25/2012       9/25/2010
       Window                        37 - 116         40 - 92         43 - 75
--------------------------------------------------------------------------------
 M-2   WAL                             6.31            5.09            4.41
       First Payment Date            7/25/2007       8/25/2007       9/25/2007
       Expected Final Maturity       2/25/2014       2/25/2012       9/25/2010
       Window                        37 - 116         38 - 92         39 - 75
--------------------------------------------------------------------------------
 M-3   WAL                             6.31            5.08            4.34
       First Payment Date            7/25/2007       8/25/2007       9/25/2007
       Expected Final Maturity       2/25/2014       2/25/2012       9/25/2010
       Window                        37 - 116         38 - 92         39 - 75
--------------------------------------------------------------------------------
 B-1   WAL                             6.31            5.07            4.32
       First Payment Date            7/25/2007       7/25/2007       8/25/2007
       Expected Final Maturity       2/25/2014       2/25/2012       9/25/2010
       Window                        37 - 116         37 - 92         38 - 75
--------------------------------------------------------------------------------
 B-2   WAL                             6.31            5.06            4.31
       First Payment Date            7/25/2007       7/25/2007       8/25/2007
       Expected Final Maturity       2/25/2014       2/25/2012       9/25/2010
       Window                        37 - 116         37 - 92         38 - 75
--------------------------------------------------------------------------------
 B-3   WAL                             6.27            5.03            4.27
       First Payment Date            7/25/2007       7/25/2007       7/25/2007
       Expected Final Maturity       2/25/2014       2/25/2012       9/25/2010
       Window                        37 - 116         37 - 92         37 - 75
--------------------------------------------------------------------------------



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

-------------------------------------------------------------------------------
       CPR (%)                          20              25              30
-------------------------------------------------------------------------------
 A-2   WAL (yrs)                       3.52            2.76            2.20
       First Payment Date            7/25/2004       7/25/2004       7/25/2004
       Expected Final Maturity       3/25/2025       5/25/2021       6/25/2018
       Window                         1 - 249         1 - 203         1 - 168
-------------------------------------------------------------------------------
 A-3   WAL (yrs)                       1.93            1.49            1.18
       First Payment Date            7/25/2004       7/25/2004       7/25/2004
       Expected Final Maturity      11/25/2009      10/25/2008       4/25/2007
       Window                         1 - 65          1 - 52          1 - 34
-------------------------------------------------------------------------------
 A-4   WAL (yrs)                       9.35            7.44            5.94
       First Payment Date           11/25/2009      10/25/2008       4/25/2007
       Expected Final Maturity       3/25/2025       5/25/2021       6/25/2018
       Window                        65 - 249        52 - 203        34 - 168
-------------------------------------------------------------------------------
 M-1   WAL                             6.96            5.67            5.02
       First Payment Date            7/25/2007      10/25/2007       1/25/2008
       Expected Final Maturity      11/25/2021       6/25/2018       1/25/2016
       Window                        37 - 209        40 - 168        43 - 139
-------------------------------------------------------------------------------
 M-2   WAL                             6.89            5.56            4.80
       First Payment Date            7/25/2007       8/25/2007       9/25/2007
       Expected Final Maturity       5/25/2020       3/25/2017      12/25/2014
       Window                        37 - 191        38 - 153        39 - 126
-------------------------------------------------------------------------------
 M-3   WAL                             6.79            5.47            4.67
       First Payment Date            7/25/2007       8/25/2007       9/25/2007
       Expected Final Maturity       4/25/2018       7/25/2015       7/25/2013
       Window                        37 - 166        38 - 133        39 - 109
-------------------------------------------------------------------------------
 B-1   WAL                             6.70            5.38            4.59
       First Payment Date            7/25/2007       7/25/2007       8/25/2007
       Expected Final Maturity       5/25/2017      10/25/2014      12/25/2012
       Window                        37 - 155        37 - 124        38 - 102
-------------------------------------------------------------------------------
 B-2   WAL                             6.55            5.25            4.47
       First Payment Date            7/25/2007       7/25/2007       8/25/2007
       Expected Final Maturity       3/25/2016      10/25/2013       2/25/2012
       Window                        37 - 141        37 - 112         38 - 92
-------------------------------------------------------------------------------
 B-3   WAL                             6.31            5.06            4.29
       First Payment Date            7/25/2007       7/25/2007       7/25/2007
       Expected Final Maturity      11/25/2014       9/25/2012       3/25/2011
       Window                        37 - 125         37 - 99         37 - 81
-------------------------------------------------------------------------------



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360     Actual/36
     0            --            --            --            --            --            --            --            --            --
     1         10.64         10.64         10.64         10.56         10.56         10.56         10.56         10.56         10.56
     2          9.12          9.12          9.12          9.05          9.05          9.05          9.05          9.05          9.05
     3          9.12          9.12          9.12          9.05          9.05          9.05          9.05          9.05          9.05
     4          9.34          9.34          9.34          9.26          9.26          9.26          9.26          9.26          9.26
     5          9.13          9.13          9.13          9.05          9.05          9.05          9.05          9.05          9.05
     6          9.34          9.34          9.34          9.26          9.26          9.26          9.26          9.26          9.26
     7          9.13          9.13          9.13          9.05          9.05          9.05          9.05          9.05          9.05
     8          9.13          9.13          9.13          9.05          9.05          9.05          9.05          9.05          9.05
     9          9.82          9.82          9.82          9.73          9.73          9.73          9.73          9.73          9.73
    10          9.14          9.14          9.14          9.05          9.05          9.05          9.05          9.05          9.05
    11          9.35          9.35          9.35          9.26          9.26          9.26          9.26          9.26          9.26
    12          9.14          9.14          9.14          9.05          9.05          9.05          9.05          9.05          9.05
    13          9.36          9.36          9.36          9.26          9.26          9.26          9.26          9.26          9.26
    14          9.15          9.15          9.15          9.05          9.05          9.05          9.05          9.05          9.05
    15          9.15          9.15          9.15          9.05          9.05          9.05          9.05          9.05          9.05
    16          9.37          9.37          9.37          9.26          9.26          9.26          9.26          9.26          9.26
    17          9.16          9.16          9.16          9.05          9.05          9.05          9.05          9.05          9.05
    18          9.38          9.38          9.38          9.26          9.26          9.26          9.26          9.26          9.26
    19          9.17          9.17          9.17          9.05          9.05          9.05          9.05          9.05          9.05
    20          9.18          9.18          9.18          9.05          9.05          9.05          9.05          9.05          9.05
    21          9.87          9.87          9.87          9.73          9.73          9.73          9.73          9.73          9.73
    22          9.61          9.61          9.61          9.52          9.52          9.52          9.52          9.52          9.52
    23          9.85          9.85          9.85          9.76          9.76          9.76          9.76          9.76          9.76
    24          9.62          9.62          9.62          9.52          9.52          9.52          9.52          9.52          9.52
    25          9.87          9.87          9.87          9.76          9.76          9.76          9.76          9.76          9.76
    26          9.63          9.63          9.63          9.52          9.52          9.52          9.52          9.52          9.52
    27          9.63          9.63          9.63          9.52          9.52          9.52          9.52          9.52          9.52
    28         10.29         10.29         10.29         10.20         10.20         10.20         10.20         10.20         10.20
    29         10.02         10.02         10.02          9.93          9.93          9.93          9.93          9.93          9.93
    30         10.30         10.30         10.30         10.20         10.20         10.20         10.20         10.20         10.20
    31         10.04         10.04         10.04          9.93          9.93          9.93          9.93          9.93          9.93
    32         10.05         10.05         10.05          9.93          9.93          9.93          9.93          9.93          9.93
    33         10.94         10.94         10.94         10.80         10.80         10.80         10.80         10.80         10.80
    34         10.28         10.28         10.28         10.20         10.20         10.20         10.20         10.20         10.20
    35         10.60         10.60         10.60         10.50         10.50         10.50         10.50         10.50         10.50
    36         10.31         10.31         10.31         10.19         10.19         10.19         10.19         10.19         10.19
    37         17.24         17.24         17.24         10.50         10.50         10.50         10.50         10.50         10.50
    38         10.12         10.12         10.12         10.19         10.19         10.19         10.19         10.19         10.19
    39         10.09         10.09         10.09         10.19         10.19         10.19         10.19         10.19         10.19
    40         11.33         11.33         11.33         10.39         10.39         10.39         10.39         10.39         10.39
    41         10.94         10.94         10.94         10.06         10.06         10.06         10.06         10.06         10.06
    42         11.30         11.30         11.30         10.39         10.39         10.39         10.39         10.39         10.39
    43         10.93         10.93         10.93         10.05         10.05         10.05         10.05         10.05         10.05
    44         10.93         10.93         10.93         10.05         10.05         10.05         10.05         10.05         10.05
    45         11.69         11.69         11.69         10.75         10.75         10.75         10.75         10.75         10.75
    46         11.55         11.55         11.55         10.72         10.72         10.72         10.72         10.72         10.72
    47         11.93         11.93         11.93         11.07         11.07         11.07         11.07         11.07         11.07

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360     Actual/36
    48         11.55         11.55         11.55         10.71         10.71         10.71         10.71         10.71         10.71
    49         11.93         11.93         11.93         11.07         11.07         11.07         11.07         11.07         11.07
    50         11.54         11.54         11.54         10.71         10.71         10.71         10.71         10.71         10.71
    51         11.55         11.55         11.55         10.71         10.71         10.71         10.71         10.71         10.71
    52         11.97         11.97         11.97         11.12         11.12         11.12         11.12         11.12         11.12
    53         11.58         11.58         11.58         10.76         10.76         10.76         10.76         10.76         10.76
    54         11.97         11.97         11.97         11.12         11.12         11.12         11.12         11.12         11.12
    55         11.58         11.58         11.58         10.76         10.76         10.76         10.76         10.76         10.76
    56         11.58         11.58         11.58         10.76         10.76         10.76         10.76         10.76         10.76
    57         12.82            --         12.82         11.91         11.91         11.91         11.91         11.91         11.91
    58         11.60            --         11.60         10.79         10.79         10.79         10.79         10.79         10.79
    59         11.77            --         11.77         11.15         11.15         11.15         11.15         11.15         11.15
    60         10.72            --         10.72         10.79         10.79         10.79         10.79         10.79         10.79
    61         11.08            --         11.08         11.15         11.15         11.15         11.15         11.15         11.15
    62         10.73            --         10.73         10.79         10.79         10.79         10.79         10.79         10.79
    63         10.74            --         10.74         10.79         10.79         10.79         10.79         10.79         10.79
    64         11.11            --         11.11         11.15         11.15         11.15         11.15         11.15         11.15
    65         10.76            --         10.76         10.79         10.79         10.79         10.79         10.79         10.79
    66         11.12            --         11.12         11.14         11.14         11.14         11.14         11.14         11.14
    67         10.77            --         10.77         10.78         10.78         10.78         10.78         10.78         10.78
    68         10.78            --         10.78         10.78         10.78         10.78         10.78         10.78         10.78
    69         11.95            --         11.95         11.94         11.94         11.94         11.94         11.94         11.94
    70         10.80            --         10.80         10.78         10.78         10.78         10.78         10.78         10.78
    71         11.17            --         11.17         11.14         11.14         11.14         11.14         11.14         11.14
    72         10.82            --         10.82         10.78         10.78         10.78         10.78         10.78         10.78
    73         11.19            --         11.19         11.14         11.14         11.14         11.14         11.14         11.14
    74         10.84            --         10.84         10.77         10.77         10.77         10.77         10.77         10.77
    75         10.85            --         10.85         10.77         10.77         10.77         10.77         10.77         10.77
    76         11.22            --         11.22         11.13         11.13         11.13         11.13         11.13         11.13
    77         10.87            --         10.87         10.77         10.77         10.77         10.77         10.77         10.77
    78         11.25            --         11.25         11.13         11.13         11.13         11.13         11.13         11.13
    79         10.90            --         10.90         10.77         10.77         10.77         10.77         10.77         10.77
    80         10.91            --         10.91         10.77         10.77         10.77         10.77         10.77         10.77
    81         12.09            --         12.09         11.92         11.92         11.92         11.92         11.92         11.92
    82         10.94            --         10.94         10.77         10.77         10.77         10.77         10.77         10.77
    83         11.31            --         11.31         11.12         11.12         11.12         11.12         11.12         11.12
    84         10.96            --         10.96         10.76         10.76         10.76         10.76         10.76         10.76
    85         11.34            --         11.34         11.12         11.12         11.12         11.12         11.12         11.12
    86         10.99            --         10.99         10.76         10.76         10.76         10.76         10.76         10.76
    87         11.01            --         11.01         10.76         10.76         10.76         10.76         10.76         10.76
    88         11.39            --         11.39         11.12         11.12         11.12         11.12         11.12         11.12
    89         11.04            --         11.04         10.76         10.76         10.76         10.76         10.76         10.76
    90         11.42            --         11.42         11.12         11.12         11.12         11.12         11.12         11.12
    91         11.07            --         11.07         10.76         10.76         10.76         10.76         10.76         10.76
    92         11.09            --         11.09         10.76         10.76         10.76         10.76         10.76         10.76
    93         11.87            --         11.87         11.50         11.50         11.50         11.50         11.50         11.50
    94         11.12            --         11.12         10.76         10.76         10.76         10.76         10.76         10.76
    95         11.51            --         11.51         11.11         11.11         11.11         11.11         11.11         11.11

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360     Actual/36
    96         11.16            --         11.16         10.75         10.75         10.75         10.75         10.75         10.75
    97         11.55            --         11.55         11.11         11.11         11.11         11.11         11.11         11.11
    98         11.20            --         11.20         10.75         10.75         10.75         10.75         10.75         10.75
    99         11.22            --         11.22         10.75         10.75         10.75         10.75         10.75         10.75
   100         11.62            --         11.62         11.11         11.11         11.11         11.11         11.11         11.11
   101         11.27            --         11.27         10.75         10.75         10.75         10.75         10.75         10.75
   102         11.66            --         11.66         11.11         11.11         11.11         11.11         11.11         11.11
   103         11.31            --         11.31         10.75         10.75         10.75         10.75         10.75         10.75
   104         11.33            --         11.33         10.75         10.75         10.75         10.75         10.75         10.75
   105         12.58            --         12.58         11.90         11.90         11.90         11.90         11.90         11.90
   106         11.38            --         11.38         10.75         10.75         10.75         10.75         10.75            --
   107         11.79            --         11.79         11.10         11.10         11.10         11.10         11.10            --
   108         11.44            --         11.44         10.75         10.75         10.75         10.75         10.75            --
   109         11.84            --         11.84         11.10         11.10         11.10         11.10         11.10            --
   110         11.49            --         11.49         10.74         10.74         10.74         10.74         10.74            --
   111         11.52            --         11.52         10.74         10.74         10.74         10.74         10.74            --
   112         11.93            --         11.93         11.10         11.10         11.10         11.10         11.10            --
   113         11.58            --         11.58         10.74         10.74         10.74         10.74         10.74            --
   114         12.00            --         12.00         11.10         11.10         11.10         11.10         11.10            --
   115         11.64            --         11.64         10.74         10.74         10.74         10.74         10.74            --
   116         11.67            --         11.67         10.74         10.74         10.74         10.74         10.74            --
   117         12.96            --         12.96         11.89         11.89         11.89         11.89         11.89            --
   118         11.74            --         11.74         10.74         10.74         10.74         10.74         10.74            --
   119         12.17            --         12.17         11.10         11.10         11.10         11.10         11.10            --
   120         11.81            --         11.81         10.74         10.74         10.74         10.74            --            --
   121         12.24            --         12.24         11.10         11.10         11.10         11.10            --            --
   122         11.89            --         11.89         10.74         10.74         10.74         10.74            --            --
   123         11.93            --         11.93         10.74         10.74         10.74         10.74            --            --
   124         12.37            --         12.37         11.10         11.10         11.10         11.10            --            --
   125         12.01            --         12.01         10.74         10.74         10.74         10.74            --            --
   126         12.45            --         12.45         11.10         11.10         11.10         11.10            --            --
   127         12.09            --         12.09         10.74         10.74         10.74         10.74            --            --
   128         12.14            --         12.14         10.74         10.74         10.74         10.74            --            --
   129         13.49            --         13.49         11.89         11.89         11.89         11.89            --            --
   130         12.23            --         12.23         10.74         10.74         10.74         10.74            --            --
   131         12.69            --         12.69         11.09         11.09         11.09         11.09            --            --
   132         12.33            --         12.33         10.74         10.74         10.74            --            --            --
   133         12.79            --         12.79         11.09         11.09         11.09            --            --            --
   134         12.43            --         12.43         10.74         10.74         10.74            --            --            --
   135         12.48            --         12.48         10.74         10.74         10.74            --            --            --
   136         12.96            --         12.96         11.09         11.09         11.09            --            --            --
   137         12.59            --         12.59         10.74         10.74         10.74            --            --            --
   138         13.07            --         13.07         11.09         11.09         11.09            --            --            --
   139         12.71            --         12.71         10.74         10.74         10.74            --            --            --
   140         12.77            --         12.77         10.74         10.74         10.74            --            --            --
   141         13.72            --         13.72         11.48         11.48            --            --            --            --
   142         12.90            --         12.90         10.74         10.74            --            --            --            --
   143         13.40            --         13.40         11.09         11.09            --            --            --            --

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 19

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360     Actual/36
   144         13.03            --         13.03         10.74         10.74            --            --            --            --
   145         13.54            --         13.54         11.09         11.09            --            --            --            --
   146         13.17            --         13.17         10.74         10.74            --            --            --            --
   147         13.25            --         13.25         10.74         10.74            --            --            --            --
   148         13.77            --         13.77         11.10         11.10            --            --            --            --
   149         13.40            --         13.40         10.74         10.74            --            --            --            --
   150         13.93            --         13.93         11.10         11.10            --            --            --            --
   151         13.56            --         13.56         10.74         10.74            --            --            --            --
   152         13.64            --         13.64         10.74         10.74            --            --            --            --
   153         15.20            --         15.20         11.89         11.89            --            --            --            --
   154         13.82            --         13.82         10.74         10.74            --            --            --            --
   155         14.37            --         14.37         11.10         11.10            --            --            --            --
   156         14.00            --         14.00         10.74         10.74            --            --            --            --
   157         14.56            --         14.56         11.10         11.10            --            --            --            --
   158         14.19            --         14.19         10.74         10.74            --            --            --            --
   159         14.29            --         14.29         10.74         10.74            --            --            --            --
   160         14.88            --         14.88         11.10         11.10            --            --            --            --
   161         14.50            --         14.50         10.74         10.74            --            --            --            --
   162         15.10            --         15.10         11.10         11.10            --            --            --            --
   163         14.72            --         14.72         10.74            --            --            --            --            --
   164         14.84            --         14.84         10.75            --            --            --            --            --
   165         16.56            --         16.56         11.90            --            --            --            --            --
   166         15.08            --         15.08         10.75            --            --            --            --            --
   167         15.71            --         15.71         11.11            --            --            --            --            --
   168         15.33            --         15.33         10.75            --            --            --            --            --
   169         15.98            --         15.98         11.11            --            --            --            --            --
   170         15.60            --         15.60         10.75            --            --            --            --            --
   171         15.73            --         15.73         10.75            --            --            --            --            --
   172         16.41            --         16.41         11.11            --            --            --            --            --
   173         16.02            --         16.02         10.75            --            --            --            --            --
   174         16.71            --         16.71         11.11            --            --            --            --            --
   175         16.33            --         16.33         10.76            --            --            --            --            --
   176         16.49            --         16.49         10.76            --            --            --            --            --
   177         18.44            --         18.44         11.91            --            --            --            --            --
   178         16.82            --         16.82         10.76            --            --            --            --            --
   179         17.64            --         17.64            --            --            --            --            --            --
   180         17.35            --         17.35            --            --            --            --            --            --
   181         18.24            --         18.24            --            --            --            --            --            --
   182         17.98            --         17.98            --            --            --            --            --            --
   183         18.32            --         18.32            --            --            --            --            --            --
   184         19.31            --         19.31            --            --            --            --            --            --
   185         19.08            --         19.08            --            --            --            --            --            --
   186         20.15            --         20.15            --            --            --            --            --            --
   187         19.95            --         19.95            --            --            --            --            --            --
   188         20.44            --         20.44            --            --            --            --            --            --
   189         22.40            --         22.40            --            --            --            --            --            --
   190         21.52            --         21.52            --            --            --            --            --            --
   191         22.87            --         22.87            --            --            --            --            --            --

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 20

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360     Actual/36
   192         22.80            --         22.80            --            --            --            --            --            --
   193         24.31            --         24.31            --            --            --            --            --            --
   194         24.31            --         24.31            --            --            --            --            --            --
   195         25.18            --         25.18            --            --            --            --            --            --
   196         27.02            --         27.02            --            --            --            --            --            --
   197         27.21            --         27.21            --            --            --            --            --            --
   198         29.34            --         29.34            --            --            --            --            --            --
   199         29.73            --         29.73            --            --            --            --            --            --
   200         31.23            --         31.23            --            --            --            --            --            --
   201         36.46            --         36.46            --            --            --            --            --            --
   202         34.89            --         34.89            --            --            --            --            --            --
   203         38.39            --         38.39            --            --            --            --            --            --
   204         39.80            --         39.80            --            --            --            --            --            --
   205         44.38            --         44.38            --            --            --            --            --            --
   206         46.73            --         46.73            --            --            --            --            --            --
   207         51.34            --         51.34            --            --            --            --            --            --
   208         59.01            --         59.01            --            --            --            --            --            --
   209         64.56            --         64.56            --            --            --            --            --            --
   210         77.07            --         77.07            --            --            --            --            --            --
   211         88.75            --         88.75            --            --            --            --            --            --
   212        110.30            --        110.30            --            --            --            --            --            --
   213        162.77            --        162.77            --            --            --            --            --            --
   214        223.56            --        223.56            --            --            --            --            --            --
   215        715.10            --        715.10            --            --            --            --            --            --
   216            --            --            --            --            --            --            --            --            --

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

Interest Rate Cap Schedules


                  Group II Class A Cap                           Class M Cap                              Class B Cap
          -------------------------------------    --------------------------------------     ------------------------------------
Period      Balance ($)    Strike %   Ceiling %       Balance ($)     Strike %  Ceiling %       Balance ($)   Strike %   Ceiling %
   1      202,837,000.00     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
   2      198,458,599.42     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
   3      194,045,545.20     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
   4      189,596,473.41     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
   5      185,110,555.83     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
   6      180,587,521.17     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
   7      176,027,655.36     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
   8      171,431,798.76     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
   9      166,801,339.99     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
  10      162,138,206.60     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
  11      157,444,852.16     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
  12      152,724,240.04     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
  13      147,979,823.76     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
  14      143,347,092.54     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
  15      138,823,433.89     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
  16      134,406,296.15     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
  17      130,093,187.15     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
  18      125,881,672.80     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
  19      121,769,375.71     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
  20      117,753,973.91     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
  21      113,833,199.56     6.15       8.90         94,207,000.00      5.40      8.15        34,423,000.00     3.50       6.25
  22      110,004,837.65     7.05       9.35         94,207,000.00      6.35      8.65        34,423,000.00     4.45       6.75
  23      106,267,543.01     7.05       9.35         94,207,000.00      6.35      8.65        34,423,000.00     4.45       6.75
  24      102,618,341.65     7.05       9.35         94,207,000.00      6.35      8.65        34,423,000.00     4.45       6.75
  25      99,055,171.48      7.05       9.35         94,207,000.00      6.35      8.65        34,423,000.00     4.45       6.75
  26      95,576,018.50      7.05       9.35         94,207,000.00      6.35      8.65        34,423,000.00     4.45       6.75
  27      92,178,915.63      7.05       9.35         94,207,000.00      6.35      8.65        34,423,000.00     4.45       6.75
  28      88,861,941.65      7.95       9.75         94,207,000.00      7.25      9.05        34,423,000.00     5.35       7.15
  29      85,623,220.13      7.95       9.75         94,207,000.00      7.25      9.05        34,423,000.00     5.35       7.15
  30      82,460,918.39      7.95       9.75         94,207,000.00      7.25      9.05        34,423,000.00     5.35       7.15
  31      79,373,246.46      7.95       9.75         94,207,000.00      7.25      9.05        34,423,000.00     5.35       7.15
  32      76,358,456.12      7.95       9.75         94,207,000.00      7.25      9.05        34,423,000.00     5.35       7.15
  33      73,414,839.90      7.95       9.75         94,207,000.00      7.25      9.05        34,423,000.00     5.35       7.15
  34      70,540,752.01      8.90      10.00         94,207,000.00      8.20      9.30        34,423,000.00     6.30       7.40
  35      67,734,801.84      8.90      10.00         94,207,000.00      8.20      9.30        34,423,000.00     6.30       7.40
  36      64,995,125.44      8.90      10.00         94,207,000.00      8.20      9.30        34,423,000.00     6.30       7.40
  37           -              -          -           94,207,000.00      8.20      9.30        34,423,000.00     6.30       7.40
  38           -              -          -           93,356,247.65      8.20      9.30        28,912,874.80     6.30       7.40
  39           -              -          -           86,858,820.20      8.20      9.30        28,215,388.52     6.30       7.40
  40           -              -          -                 -             -         -                -             -         -



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including
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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.
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